UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 25, 2017

General Motors Financial Company, Inc.
(Exact name of registrant as specified in its charter)

Texas	1-10667	75-2291093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
801 Cherry Street, Suite 3500, Fort Worth, Texas 76102
(Address of principal executive offices, including Zip Code)
(817) 302-7000
(Registrant’s telephone number, including area code)
(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant
General Motors Financial Company, Inc. (“GM Financial”) is the wholly-owned captive finance subsidiary of General Motors Company (“GM”). The Audit Committee (the “Audit Committee”) of the Board of Directors of GM conducted a competitive process to determine GM Financial’s independent registered public accounting firm for GM Financial’s fiscal year ending December 31, 2018. The Audit Committee invited several independent registered public accounting firms to participate in this process.
Following review of proposals from the independent registered public accounting firms that participated in the process, on September 25, 2017, the Audit Committee approved the engagement of Ernst & Young LLP (“EY”) as GM Financial’s independent registered public accounting firm for GM Financial’s fiscal year ending December 31, 2018, subject to completion of EY’s standard client acceptance procedures and execution of an engagement letter. Deloitte & Touche LLP (“Deloitte”), GM Financial’s current independent registered public accounting firm, will continue as GM Financial’s independent registered public accounting firm for the year ending December 31, 2017.
Deloitte’s report on GM Financial’s consolidated financial statements as of and for the fiscal years ended December 31, 2015 and 2016 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.
During the fiscal years ended December 31, 2015 and 2016, and the subsequent interim periods through September 25, 2017, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between GM Financial and Deloitte on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference thereto in their reports; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.
GM Financial has requested that Deloitte furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of Deloitte’s letter, dated September 27, 2017, is filed as Exhibit 16.1 to this Form 8-K.
During the fiscal years ended December 31, 2015 and 2016 and the subsequent interim periods through September 25, 2017, neither GM Financial nor anyone on its behalf has consulted with EY regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on GM Financial's financial statements, and neither a written report nor oral advice was provided to GM Financial that EY concluded was an important factor considered by GM Financial in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from Deloitte & Touche LLP

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Motors Financial Company, Inc.
(Registrant)

Date: September 29, 2017	By:	/s/ CHRIS A. CHOATE
Chris A. Choate
Executive Vice President and Chief Financial Officer